UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 27, 2012

ePunk, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53564	26-1395403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

1060 Calle Negocio Suite B
     San Clemente, CA 92673

(Address of principal executive offices) (Zip Code)

(949) 903-9144

(Registrant’s telephone number, including areacode)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 27, 2012, ePunk, Inc. issued a press release announcing financial results and certain other information related to the third quarter ended June 30, 2012. A copy of the press release is attached as Exhibit 99.1 hereto (the “Press Release”).

The information in this section, including the information contained in the Press Release attached as Exhibit 99.1 is being furnished pursuant to this item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press Release regarding financial results for the third quarter ended June 30, 2012 and certain other information, issued by the Registrant on August 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 27, 2012

ePunk, Inc.

By:	/s/ Justin Dornan
Justin Dornan
President and Chief Financial Officer